Exhibit 99.1

                             SUREWEST COMMUNICATIONS

                      STEVEN C. OLDHAM EMPLOYMENT AGREEMENT

         This Employment Agreement is entered into as of December 15, 2005 by and between SureWest Communications (the "Company") and Steven C. Oldham ("Executive")

         1.       Duties and Scope of Employment.
                  ------------------------------

                  (a)      Positions and Duties. As of December 15, 2005 (the
                           --------------------
"Effective Date"), Executive will commence employment with the Company, and effective January 1, 2006, Executive will assume the role of President and Chief Executive Officer, reporting to the Company's Board of Directors (the "Board"). Executive will render such business and professional services in the performance of his duties, consistent with Executive's position within the Company, as will reasonably be assigned to him by the Board. The period Executive is employed by the Company under this Agreement is referred to herein as the "Employment Term".

                  (b)      Board Membership. Executive currently serves as a
                           ----------------
member of the Board. At each annual meeting of the Company's shareholders during the Employment Term, the Company will nominate Executive to serve as a member of the Board. Executive's service as a member of the Board will be subject to any required shareholder approval. Upon the termination of Executive's employment for any reason, Executive will be deemed to have resigned from the Board (and any boards of subsidiaries) voluntarily, without any further required action by the Executive, as of the end of the Executive's employment and Executive, at the Board's request, will execute any documents necessary to reflect his resignation.

                  (c)      Obligations. During the Employment Term, Executive
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will devote Executive's full business efforts and time to the Company and will use good faith efforts to discharge Executive's obligations under this Agreement to the best of Executive's ability. For the duration of the Employment Term, Executive agrees not to actively engage in any other employment, occupation, or consulting activity for any direct or indirect remuneration without the prior approval of the Board; provided, however, that Executive may, without the approval of the Board, serve in any capacity with any civic, educational, or charitable organization, provided such services do not interfere with Executive's obligations to Company. Executive may, subject to Board approval in its discretion, serve as a member of a board or boards of directors of other companies provided that such service does not interfere or conflict with Executive's obligations to the Company.

         2.       At-Will Employment. Executive and the Company agree that
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Executive's employment with the Company constitutes "at-will" employment.
Executive and the Company acknowledge that this employment relationship may be terminated at any time, upon written notice to the other party, with or without good cause or for any or no cause, at the option either of the Company or Executive. However, as described in this Agreement, Executive may be entitled to severance benefits depending upon the circumstances of Executive's termination of employment.

         3.       Term of Agreement. This Agreement will have a term commencing
                  -----------------
on the Effective Date and ending on December 31, 2008.

         4.       Compensation.
                  ------------

                  (a)      Base Salary. As of the Effective Date, the Company
                           -----------
will pay Executive an annual salary of $350,000 as compensation for his services (such annual salary, as is then effective, to be referred to herein as "Base Salary"). The Base Salary will be paid periodically in accordance with the Company's normal payroll practices and be subject to the usual, required withholdings. Executive's salary will be subject to review by the Compensation Committee of the Board, or any successor thereto (the "Committee") not less than annually, and adjustments will be made in the sole discretion of the Committee. Notwithstanding the foregoing, the Base Salary will not be reduced at any time during the Employment Term.

                  (b)      Annual Incentive. Executive will receive, beginning
                           ----------------
with the 2006 fiscal year, annual bonuses payable for the achievement of performance goals established by the Committee. Executive's target annual bonus will be at least $150,000 during the term of the Agreement. The actual earned annual bonus, if any, payable to Executive for any performance period will depend upon the extent to which the applicable performance goal(s) specified by the Committee are achieved and will be decreased or increased for under- or over-performance. All annual bonuses paid herein shall be paid in the form of a grant of immediately vested restricted stock units pursuant to the Company's 2000 Equity Incentive Plan ("2000 Plan"), convertible to shares of common stock of the Company only upon the cessation of Executive's service as an employee of the Company.

                  (c)      Long-Term Incentives. Executive will receive,
                           --------------------
beginning with the cycle commencing January 1, 2006, and for each additional year during the term of this Agreement, a long-term performance incentive each year during the term of the Agreement with a value of $300,000, and which will vest at the rate of 25% per annum from the time of the award. Any long-term incentive will be subject to the Committee's standard terms and conditions for the applicable type of award, including vesting criteria such as continued service or performance objectives or both which, consistent with the Company's practices, will initially be determined in the first quarter of 2006. The long-term incentive will be paid in the form of a grant or grants of restricted stock units pursuant to the 2000 Plan, convertible to shares of common stock of the Company only upon the cessation of Executive's service as an employee of the Company.

                  (d)      Relocation Benefit. Executive will receive a
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non-refundable relocation allowance of $100,000, payable on or before January
15, 2006.

         5.       Employee Benefits.
                  -----------------

                  (a)      Generally. Executive will be eligible to participate
                           ---------
in accordance with the terms of all Company employee benefit plans, policies (including a life insurance policy with a value not less than two (2) times Base Salary), and arrangements that are applicable to all other executive officers of the Company, as such plans, policies, and arrangements may exist from time to time.

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

                  (b)      Personal Time Off Days. Executive will be entitled to
                           ----------------------
receive paid personal time off (PTO) days in accordance with Company policy for other executive officers, subject to the understanding that, as of the Effective Date, Executive shall have accelerated accrual of PTO days as if he were an employee for one (1) year (without any further accrual during the first year of this Employment Agreement).

                  (c)      Perquisites. Executive will receive Company
                           -----------
perquisites on at least the same level as the Company's other executive officers.

         6.       Expenses. The Company will reimburse Executive for reasonable
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business travel, entertainment, and other expenses incurred by Executive in the furtherance of the performance of Executive's duties hereunder, in accordance with the Company's expense reimbursement policy as in effect from time to time.

         7.       Termination of Employment. In the event Executive's employment
                  -------------------------
with the Company terminates for any reason, Executive will be entitled to any
(a) unpaid Base Salary accrued up to the effective date of termination, (b) unpaid, but earned and accrued annual incentive for the last completed fiscal year prior to his termination of employment, (c) pay for accrued but unused vacation that the Company is legally obligated to pay Executive, (d) benefits or compensation as provided under the terms of any employee benefit and compensation agreements or plans applicable to Executive or as required by law including the option to exercise rights afforded under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") or any successor legislation, (e) unreimbursed business expenses required to be reimbursed to Executive (including under this Agreement for relocation), and (f) rights to indemnification Executive may have under the Company's Articles of Incorporation, Bylaws, this Agreement, or separate indemnification agreement, as applicable. In addition, if the termination is by the Company without Cause, Executive will be entitled to the amounts and benefits specified in Section 8.

         8.       Severance.
                  ---------

                  (a)      Termination Without Cause. If Executive's employment
                           -------------------------
is terminated by the Company without Cause, then, subject to Section 9, Executive will be eligible to receive, in addition to the benefits described in
Section 7, a lump sum payable within thirty (30) days after termination, in an amount equal to (i) one (1) times Executive's Base Salary, plus (ii) the target annual incentive (or if no target has been established, the incentive amount earned for the prior fiscal year) for the fiscal year in which the termination occurs prorated by multiplying such incentive by a fraction, the numerator of which is the number of days in the fiscal year which Executive served as an employee, and the denominator of which is 365. In addition, if (i) Executive's duties and responsibilities as Chief Executive Officer of the Company are substantially reduced without his consent, (ii) Executive is not reelected to the Board during the Employment Term or, at the election of the Board of Directors, Executive ceases to serve as President and Chief Executive Officer, or (iii) the Company is in material breach of any of its obligations under this Agreement, then Executive will be deemed to have been terminated without Cause.

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

                  (b)      Termination for Cause. If Executive's employment is
                           ---------------------
terminated for Cause by the Company, then, except as provided in Section 7, (i) all further vesting of Executive's outstanding equity awards will terminate immediately; (ii) all payments of compensation by the Company to Executive hereunder will terminate immediately, and (iii) Executive will be eligible for severance benefits only in accordance with the Company's then established plans, programs, and practices or as required by law including the option to exercise rights afforded under COBRA or any successor legislation.

                  (c)      Termination Due to Death or Disability. If
                           --------------------------------------
Executive's employment terminates by reason of death or disability, then, Executive shall be entitled to the compensation and benefits described in
Section 7, and (i) Executive's outstanding equity awards will terminate in accordance with the terms and conditions of the applicable award agreement(s); and (ii) Executive or his estate, legatees or distributees, as applicable shall be entitled to receive his Base Salary following such termination for a period of up to the lesser of six (6) months and the remaining term of this Agreement (subject to reduction in the event of a disability by the amounts payable under disability benefit plans of the Company during the same period).

         9.       Conditions to Receipt of Severance; No Duty to Mitigate.
                  -------------------------------------------------------

                  (a)      Nondisparagement. During the Employment Term and for
                           ----------------
the twelve (12) months thereafter, Executive will not knowingly disparage, criticize, or otherwise make any derogatory statements regarding the Company, its directors, or its officers.

                  (b)      No Duty to Mitigate. Executive will not be required
                           -------------------
to mitigate the amount of any payment contemplated by this Agreement, nor will any earnings that Executive may receive from any other source reduce any such payment, except as provided in Section 8(c).

         10.      Definitions.
                  -----------

                  (a)      Cause. The Company may discharge Executive at any
                           -----
time for "Cause", consisting of (i) Executive's criminal conduct constituting a felony offense, (ii) alcohol or drug abuse which impairs Executive's performance of his duties hereunder, or (iii) gross insubordination. If the Company wishes to discharge Executive for gross insubordination or any violation by Executive of the terms and conditions of this Agreement, the Executive shall be provided with (i) reasonable notice to the Executive setting forth the reasons for the Company's intention to terminate for Cause, and (ii) an opportunity for the Executive, together with his counsel, to be heard before the full Board not more than fifteen (15) calendar days after notice to the Executive.

                  (b)      Disability. For purposes of this Agreement,
                           ----------
Disability will mean Executive's absence from his responsibilities with the Company on a full-time basis for 180 calendar days in any consecutive twelve
(12) months period as a result of Executive's mental or physical illness or injury permitting Executive to receive long-term disability benefits.

         11.      Indemnification. Subject to applicable law, Executive will be
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provided indemnification to the maximum extent permitted by the Company's Bylaws and Articles of Incorporation, including, if applicable, any directors and officers insurance policies, with such indemnification to be on terms determined by the Board or any of its committees, but on terms no less favorable than provided to any other Company executive officer or director. The right to indemnification shall survive the Employment Term for a period of three (3) years for any alleged act or omission during the Employment Term.

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

         12.      Confidential Information. The Executive acknowledges that, in
                  ------------------------
and as a result of his employment hereunder, he will be making use of, acquiring and/or adding to confidential information of special and unique nature relating to such matters as the Company's trade secrets, systems, procedures, manuals, confidential reports and lists of clients, as well as the nature and type of services rendered by the Company, and the methods used by the Company. As a material inducement to the Company to enter into this Agreement, and to pay to the Executive compensation referred to in this Agreement, Executive covenants and agrees that he shall not, at any time during or following the Employment Term, directly or indirectly, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to him as a result of his employment by the Company. In the event of a breach or threatened breach by the Executive of any of the provisions of this section, the Company, in addition to and not in limitation of any other rights, remedies or damages available to the Company at law or in equity, shall be entitled to permanent injunction in order to prevent or to restrain any such breach by Executive.

         13.      Assignment. This Agreement will be binding upon and inure to
                  ----------
the benefit of (a) the heirs, executors, and legal representatives of Executive upon Executive's death or disability, and (b) any successor of the Company. Any such successor of the Company will be deemed substituted for the Company under the terms of this Agreement for all purposes and any such successor of the Company which fails, or refuses to affirm and assume this Agreement in writing within thirty (30) days of a request of Executive shall be deemed to have terminated this Agreement without cause thereof entitling Executive to the compensation and benefits described in Section 7 and 8 hereunder. For this purpose, "successor" means any person, firm, corporation, or other business entity which at any time, whether by purchase, merger, or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company. None of the rights of Executive to receive any form of compensation payable pursuant to this Agreement may be assigned or transferred except by will or the laws of descent and distribution. Any other attempted assignment, transfer, conveyance, or other disposition of Executive's right to compensation or other benefits will be null and void.

         14.      Notices. All notices, requests, demands, and other
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communications called for hereunder will be in writing and will be deemed give
(a) on the date of delivery if delivered personally, (b) one (1) day after being sent overnight by a well established commercial overnight service, or (c) four
(4) days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the parties or their successors at the following addresses, or at such other addresses as the parties may later designate in writing:

                  If to the Company:

                  Attn:  Chairman of the Compensation Committee
                  ----
                  c/o Corporate Secretary
                  SureWest Communications
                  200 Vernon Street
                  Roseville, California 95678

                  If to Executive:

                  at the last residential address known by the Company

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

         15.      Severability.  If any provision hereof becomes or is declared
                  ------------
by a court of competent jurisdiction to be illegal, unenforceable, or void, this Agreement will continue in full force and effect without said provision.

         16.      Arbitration. The parties agree that any and all disputes
                  -----------
arising out of the terms of this Agreement, Executive's employment by the Company, Executive's service as an officer or director of the Company, or Executive's compensation and benefits, their interpretation, and any of the matters herein released, will be subject to binding arbitration in San Francisco, California before the Judicial Arbitration and Mediation Services, Inc. under the American Arbitration Association's National Rules for the Resolution of Employment Disputes, supplemented by the California Code of Civil Procedure. The parties agree that the prevailing party in any arbitration will be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The parties hereby agree to waive their right to have any dispute between them resolved in a court of law by a judge or jury. This Section will not prevent either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the parties and the subject matter of their dispute relating to Executive's obligations under this Agreement. The prevailing party shall have the right to recover reasonable attorneys' fees and expenses incurred.

         17.      Integration. This Agreement, together with the standard forms
                  -----------
of equity award grants that describe Executive's outstanding equity awards, represents the entire agreement and understanding between the parties as to the subject matter herein and supersedes all prior or contemporaneous agreements whether written or oral. No waiver, alteration, or modification of any of the provisions of this Agreement will be binding unless in a writing and is signed by duly authorized representatives of the parties hereto. In entering into this Agreement, no party has relied on or made any representation, warranty, inducement, promise or understanding that is not in this Agreement. Executive acknowledges that Executive is not subject to any contract, obligation or understanding (whether written or not), that would in any way restrict the performance of Executive's duties as set forth in this Agreement.

         18.      Waiver of Breach.  The waiver of a breach of any term or
                  ----------------
provision of this Agreement, which must be in writing, will not operate as or be construed to be a waiver of any other previous or subsequent breach of this Agreement.

         19.      Survival.  Any confidentiality obligations applicable to
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Executive and the Company's and Executive's responsibilities under Sections 9,
11 and 12 will survive the termination of this Agreement.

         20.      Headings.  All captions and section headings used in this
                  --------
Agreement are for convenient reference only and do not form a part of this Agreement.

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

         21.      Tax Withholding.  All payments made pursuant to this Agreement
                  ---------------
will be subject to withholding of applicable taxes.

         22.      Governing Law.  This Agreement will be governed by the laws of
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the State of California applicable to agreements executed and performed therein.

         23.      Acknowledgment.  Executive acknowledges that he has had the
                  --------------
opportunity to discuss this matter with and obtain advice from his private attorney, has had sufficient time to, and has carefully read and fully understands all the provisions of this Agreement, and is knowingly and voluntarily entering into this Agreement.

         24.      Counterparts.  This Agreement may be executed in counterparts,
                  ------------
and each counterpart will have the same force and effect as an original and will constitute an effective, binding agreement on the part of each of the undersigned.

         IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by a duly authorized officer, as of the day and year written below.

COMPANY:

SUREWEST COMMUNICATIONS

/s/ Kirk C. Doyle                               Date: December 15, 2005
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Kirk C. Doyle
Chairman of the Board of Directors


EXECUTIVE:

/s/ Steven C. Oldham                             Date December 15, 2005
----------------------------------
STEVEN C. OLDHAM

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